                                                                   Exhibit 10.12

                       FIRST LOAN MODIFICATION AGREEMENT

      The First Loan Modification Agreement is entered into as of ________, 2000, by and between SEACHANGE INTERNATIONAL, INC., a Delaware corporation with its principal place of business at 124 Acton Street, Maynard, Massachusetts ("Borrower"), and SILICON VALLEY BANK, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East."

1.    DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may
      ------------------------------------
be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement dated November 10, 1998 (as may be amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

2.    DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is
      -----------------------------------------
secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Lender, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.
      -------------------------------

      A.  Modification(s) to Loan Agreement.
          ----------------------------------

             1. The Loan Agreement shall be amended by deleting the following definition for Committed Equipment Line:

                "Committed Equipment Line" means a credit extension of up to Three Million Dollars ($3,000,000.00).

                and substituting therefor the following:

                "Committed Equipment Line" means a credit extension of up to Three Million Dollars ($3,000,000.00) for Equipment Line No. 1, and Equipment Line No. 2, plus Two Million Dollars ($2,000,000.00) for Equipment Line No. 3.

             2. The Loan Agreement shall be amended by inserting into Section
                1.1, the following definitions:

                "Equipment Line No. 1" has the meaning set forth in Section
                2.1.2.

                "Equipment Line No. 2" has the meaning set forth in Section
                2.1.2.

                "Equipment Line No. 3" has the meaning set forth in Section
                2.1.2.

                "Equipment Availability End Date No. 3" has the meaning set forth in Section 2.1.2.

                "Equipment Maturity Date No. 3" means March 31, 2003.

             3. The Loan Agreement shall be amended by deleting the following
                Section 2.1.2:

                "2.1.2 Equipment Advances.
                       ------------------

                (a)    Subject to and upon the terms and conditions of
                       this Agreement, Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower: (i) in one advance to take place
                                                      ---
                       at any time after the Closing Date through thirty (30) days after the Closing Date (the "Equipment Availability End Date No. 1") in the aggregate outstanding amount not to exceed Two Million Dollars ($2,000,000.00) (the "Equipment Line No. 1"), and (ii) at any time and from time to time from the Equipment Availability End Date No. 1 through June 30, 1999 (the "Equipment Availability End Date No. 2") in the aggregate outstanding amount not to exceed Three Million Dollars ($3,000,000.00) less the
                                                                    ----
                       cumulative Equipment Advances made under Equipment Line No. 1 (the "Equipment Line No. 2"). To evidence the Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased or refinanced. Equipment Advance requests under Equipment Line No. 1 shall only be permitted for Equipment purchased between July 2, 1997 and June 30, 1998. Equipment Advance requests under Equipment Line No. 2 shall only be permitted for Equipment purchased between July 1, 1998 and June 30, 1999. The Equipment Advances shall be used only to purchase or refinance Equipment and shall not exceed: (i) eighty percent (80.0%) of the invoice amount on such equipment, including software, approved from time to time by Bank under Equipment Line No. 1, and (ii) one hundred percent (100%) of the invoice amount on such equipment, including software, approved from time to time by Bank in accordance with its standard commercial practices under Equipment Line No. 2, each of (i) and
                       (ii) excluding taxes, shipping, warranty charges, freight discounts, and installation expense.

                (b) Interest shall accrue from the date of each Equipment Advance at the per annum rate of one percent (1.0%) above the Prime Rate and shall be payable monthly on the Payment Date of each month. Any equipment Advances made pursuant to the Equipment Line No. 1 that are outstanding on the Equipment Availability End Date No. 1 will be payable in Thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following Equipment Availability End Date No. 1 and ending on the Equipment Maturity Date No. 1. Any Equipment Advances made pursuant to the Equipment Line No. 2 that are outstanding on the Equipment Availability End Date No. 2 will be payable in Thirty-Six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following Equipment Availability End Date No. 2 and ending on the Equipment Maturity Date No. 2. Equipment Advances, once repaid, may not be reborrowed.


                                      2-

                (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

                and substituting therefor the following:

                "2.1.2 Equipment Advances.
                       -------------------

                (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower: (i) in once advance to take place
                                                      ----
                       days after the Closing Date (the "Equipment Availability End Date No. 1") in the aggregate outstanding amount not to exceed Two Million Dollars ($2,000,000.00) (the "Equipment Line No. 1"), and (ii) at any time and from time to time from the Equipment Availability End Date No. 1 through June 30, 1999 (the "Equipment Availability End Date No. 2") in the aggregate outstanding amount not to exceed Three Million Dollars ($3,000,000.00) less the
                                                                    ----
                       cumulative Equipment Advances made under Equipment Line No. 1 (the "Equipment Line No. 2"), and (iii) at any time and from time to time from March 13, 2000 through March 31, 2000 (the "Equipment Availability End Date No. 3") in the aggregate outstanding amount not to exceed Two Million Dollars ($2,000,000.00) (the "Equipment Line No. 3"). To evidence the Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased or refinanced. Equipment Advance requests under Equipment Line No. 1 shall only be permitted for Equipment purchased between July 2, 1997 and June 30, 1998. Equipment Advance requests under Equipment Line No. 2 shall only be permitted for Equipment purchased between July 1, 1998 and June 30, 1999. Equipment Advance requests under Equipment Line No. 3 shall be used only for Equipment purchased through March 31, 2000. The Equipment Advances shall be used only to purchase or refinance Equipment and shall not exceed: (i) eighty percent (80.0%) of the invoice amount on such equipment, including software, approved from time to time by Bank under Equipment Line No. 1, and (ii) one hundred percent (100%) of the invoice amount on such equipment, including software, approved from time to time by Bank in accordance with its standard commercial practices under Equipment Line No. 2, and Equipment Line No. 3, each of
                       (i) and (ii) excluding taxes, shipping, warrant charges, freight discounts, and installation expense.

                (b) Interest shall accrue from the date of each Equipment Advance at the per annum rate of: (i) for Equipment Line No. 1, and Equipment Line No. 2, one percent (1.0%) above the Prime Rate, and (ii) for Equipment Line No. 3, at one half of one percent (.50%) above the Prime Rate. Interest shall be payable monthly on the Payment Date of each month. Any Equipment

                                      3-

                       Advances made pursuant to the Equipment Line No. 1 that are outstanding on the Equipment Availability End Date No. 1 will be payable in Thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following Equipment Availability End Date No. 1 and ending on the Equipment Maturity Date No. 1. Any Equipment Advances made pursuant to the Equipment Line No. 2 that are outstanding on the Equipment Availability End Date No. 2 will be payable in Thirty-Six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following Equipment Availability End Date No. 2 and ending on the Equipment Maturity Date No. 2. Any Equipment Advances made pursuant to the Equipment Line No. 3 that are outstanding on the Equipment Availability End Date No. 3 will be payable in Thirty-Six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following Equipment Availability End Date No. 3 and ending on the Equipment Maturity Date No. 3. Equipment Advances, once repaid, may not be reborrowed.

                (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

         2.     The Loan Agreement shall be amended by deleting the following in
                Section 6.3:

                "6.3 Financial Statements, Reports, Certificates. Borrower shall
                     -------------------------------------------
                deliver to Bank: (a) as soon as available, but in any event within forty-five (45) days after the end of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated revenue and expense statement covering Borrower's consolidated operations during such period, in form reasonably acceptable to Bank; (c) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000) or more; (e) prompt notice of any material change in the composition of the Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of the Borrower in or to any Copyright, Patent or Trademark not specified in any intellectual property security agreement between Borrower and Bank or knowledge of an event other than information that is publicly available and applicable generally to Borrower's business practices and industry that materially adversely affects the value of the Intellectual

                                      4-

                Property Collateral; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.


                Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable.

                Within forty-five (45) days after the last day of each quarter, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

                Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing."

                and inserting in lieu thereof the following:


                "6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (a) as soon as available, but in any event within forty-five (45) days after the end of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated revenue and expense statement covering Borrower's consolidated operations during such period, in form reasonably acceptable to Bank; (c) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000) or more; (e) prompt notice of any material change in the composition of the Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of the Borrower in or to any Copyright, Patent or Trademark not specified in any intellectual property security agreement between Borrower and Bank or knowledge of an event other than information that is publicly available and applicable generally to Borrower's business practices and industry that materially adversely effects the value of the Intellectual Property Collateral; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

                Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable.

                Within forty-five (45) days after the last day of each quarter, Borrower shall deliver to Bank with quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.


                                      5-

                Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing."

       3. The Loan Agreement shall be amended by deleting the following financial covenants appearing as Sections 6.8 through 6.12:

                "6.8 Quick Ratio. Borrower shall maintain, measured as of the last day of each quarter, a ratio of Quick Assets to Current Liabilities of at least 0.75 to 1.0.

                6.9 Tangible Net Worth. Borrower shall maintain, measured as of the last day of each quarter, a Tangible Net Worth of not less than: (i) Twenty Nine Million Dollars ($29,000,000.00) as of the last day of the quarter ending September 30, 1998; and (ii) Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000.00) as of the last day of each calendar quarter thereafter.

                6.10 Debt-Net Worth Ratio. Borrower shall maintain, measured as of the last day of each quarter, a ratio of Total Liabilities to Tangible Net Worth of not greater than 0.80 to 1.0.

                6.11 Profitability. Borrower shall maintain, measured as of the last day of each quarter: (i) a maximum net loss of One Million Five Hundred Thousand Dollars ($1,500,000.00) as of the last day of the third quarter of 1998; (ii) a maximum net loss of One Million Dollars ($1,000,000.00) as of the last day of the fourth quarter of 1998; and (iii) a profit for each quarter commencing with the first quarter of Borrower's fiscal year 1999 with an allowance for one quarterly loss during such fiscal year of no greater than Two Hundred Fifty Thousand Dollars ($250,000.00).

                6.12 Debt Service Coverage Ratio. Beginning with the last day of the first quarter following the Debt Service Coverage Event, Borrower shall maintain, measured as of the last day of each quarter, a Debt Service Coverage Ratio of 1.50 to 1.0."

                and substituting the following:

                "6.8 [Intentionally Deleted]

                6.9 [Intentionally Deleted]

                6.10 Quick Ratio. Borrower shall maintain, measured as of the last day of each quarter, a ratio of Quick Assets to Current Liabilities of at least 1.0 to 1.0.

                6.11 Tangible Net Worth. Borrower shall maintain, measured as of the last day of each quarter, a Tangible Net Worth of not less than Thirty Million ($30,000,000.00) as of the month ending December 31, 1999, and as of the last day of each month thereafter.

                6.12 Profitability. Borrower shall maintain, measured as of the last day of each quarter: (i) a profit of One Hundred Thousand Dollars ($100,000.00) as of the last day of the first quarter of fiscal year 2000; (ii) a profit of Two Hundred Thousand

                                      6-

                Dollars ($200,000.00) as of the last day of the second and third quarters of fiscal year 2000; and (iii) a profit of Three Hundred Thousand Dollars ($300,000.00) as of the last day of the fourth quarter of fiscal year 2000, with an allowance for one quarterly loss during such fiscal year of no greater than One Hundred Thousand Dollars ($100,000.00). Notwithstanding the foregoing, the Borrower shall maintain a profit for fiscal year 2000 of Eight Hundred Thousand Dollars ($800,000.00)."

2. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

3. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Lender, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

4. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

5. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

6. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

7. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

                                      7-

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                              LENDER:

SEACHANGE INTERNATIONAL, INC.          SILICON VALLEY BANK, doing business as
                                       SILICON VALLEY EAST

By: /s/ WL FIEDLER                     By:
   ----------------------------           -----------------------------
Name:  WL FIEDLER                      Name:
     --------------------------             ---------------------------
Title: Vice President                  Title:
      -------------------------              --------------------------


                                       SILICON VALLEY BANK

                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                      -8-